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Exhibit 10.32

                              CERTIFICATE OF MERGER OF
                     VERSCI, INC., INTO VERTEX INDUSTRIES, INC.


	A.	A plan of merger has been approved pursuant to which Versci,
Inc., shall be merged into Vertex Industries, Inc. The name of the surviving Corporation shall be Vertex Industries, Inc.

	B.	A copy of the Plan and Agreement of Merger Between Vertex
Industries, Inc. and Versci, Inc. is attached hereto as Exhibit "A".

	C.	The unanimous approval of the shareholders of Versci, Inc.
was obtained on April 28, 1996.

	D.	Nine Hundred and Sixteen shares of Versci, Inc., constitute
all of the issued and outstanding shares of said Corporation. All shares were entitled to vote on the merger and unanimously consented.

	E.	Nine Hundred and Sixteen shares voted for the Plan and
Agreement of Merger, constituting unanimous consent.

	F.	The merger is governed by N.J.S.A. Subsection 14A:1-3(4).
The Plan and Agreement of Merger was approved by the Board of Directors of Vertex Industries, Inc., and no vote of the shareholders of Vertex Industries, Inc., was required because of the applicability of Subsection 14A:10-3(4).

	G.	The merger is to become effective upon the filing of the
Certificate with the Secretary of State of New Jersey.



Attested to:				VERTEX INDUSTRIES, INC.

By:  s/Jeffrey D. Marks            	By: s/Ronald C. Byer

   JEFFREY D. MARKS, ESQ.	       RONALD C. BYER, PRESIDENT
   Attorney at Law of the
   State of New Jersey


Attested to:				VERSCI, INC.

By: s/Jeffrey D. Marks            	By:  s/James Q. Maloy
    JEFFREY D. MARKS, ESQ.            JAMES Q. MALOY, PRESIDENT
    Attorney at Law of the
    State of New Jersey

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